Exhibit 99.1

LIGHTSTONE VALUE PLUS REAL ESTATE TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Dollar amounts in thousands, except per share/unit data and where indicated in millions)

On January 19, 2015, the Board of Directors of the Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Company”) provided approval for the Company to form a joint venture (the “Joint Venture”) with Lightstone Value Plus Real Estate Investment Trust II, Inc. (“Lightstone II”), a real estate investment trust also sponsored by the Company’s Sponsor and for the Joint Venture to acquire the Company’s membership interest in up to 11 limited service hotels (the “Hotel Portfolio”) for an aggregate of approximately $122.4 million, plus closing and other third party transaction costs, with the acquisition of certain of the properties contingent upon obtaining existing lender approvals. As of December 31, 2014, the 11 limited service hotels were encumbered by an aggregate of approximately $67.2 million in debt.

The 11 limited service hotels consist of the following:

·	a 151-room limited service hotel which operates as a Courtyard by Marriott (the “Courtyard – Parsippany”) located in Parsippany, New Jersey (wholly owned by the Lightstone REIT since July 30, 2012);
·	a 90-room limited service hotel which operates as a Courtyard by Marriott (the “Courtyard - Willoughby”) located in Willoughby, Ohio (wholly owned by the Lightstone REIT since December 3, 2012);
·	a 102-room limited service hotel which operates as a Fairfield Inn & Suites by Marriott (the “Fairfield Inn – Des Moines”) located in West Des Moines, Iowa (wholly owned by the Lightstone REIT since December 3, 2012);
·	a 97-suite limited service hotel which operates as a SpringHill Suites by Marriott (the “SpringHill Suites - Des Moines”) located in West Des Moines, Iowa (wholly owned by the Lightstone REIT since December 3, 2012);
·	a 82-room, Holiday Inn Express Hotel & Suites (the “Holiday Inn Express - Auburn”) located in Auburn, Alabama (wholly owned by the Lightstone REIT since January 18, 2013);
·	a 121-room limited service hotel which operates as a Courtyard by Marriott (the “Courtyard - Baton Rouge”) located in Baton Rouge, Louisiana (90% owned by the Lightstone REIT since May 16, 2013);
·	a 108-room limited service hotel which operates as a Residence Inn by Marriott (the “Residence Inn - Baton Rouge”) located in Baton Rouge, Louisiana (90% owned by the Lightstone REIT since May 16, 2013);
·	a 130-room select service hotel which operates as a Starwood Hotel Group Aloft Hotel (the “Aloft – Rogers”) located in Rogers, Arkansas (wholly owned by the Lightstone REIT since June 18, 2013);
·	a 83-room limited service hotel which operates as a Fairfield Inn & Suites by Marriott (the “Fairfield Inn – Jonesboro”) located in Jonesboro, Arkansas (95% owned by the Lightstone REIT since June 18, 2013);
·	a 127-room limited service hotel which operates as a Hampton Inn (the “Hampton Inn - Miami”) located in Miami, Florida (wholly owned by the Lightstone REIT since August 30, 2013); and
·	a 104-room limited service hotel which operates as a Hampton Inn & Suites (the “Hampton Inn & Suites - Fort Lauderdale”) located in Fort Lauderdale, Florida (wholly owned by the Lightstone REIT since August 30, 2013).

On January 29, 2015 the Company, through the Operating Partnership, entered into an agreement to form the Joint Venture with Lightstone II whereby the Company and Lightstone II have 2.5% and 97.5% membership interests in the Joint Venture, respectively. Lightstone II is the managing member. Each member may receive distributions and make future capital contributions based upon its respective ownership percentage, as required.

On January 29, 2015, the Company, through a wholly owned subsidiary of the Operating Partnership, completed the disposition of its memberships interests in a portfolio of 5 of the 11 limited service hotels to be acquired by the Joint Venture previously approved by the Board of Directors for approximately $64.6 million, excluding transaction costs, or approximately $30.5 million, net of $34.1 million of debt which was repaid as part of the transaction, pursuant to five separate contribution agreements entered into with Lightstone II through the Joint Venture.

The 5 limited service hotels are as follows:

·	Courtyard – Willoughby
·	Fairfield Inn - Des Moines
·	SpringHill Suites - Des Moines
·	Hampton Inn – Miami
·	Hampton Inn & Suites - Fort Lauderdale

On February 11, 2015, the Company, through a wholly owned subsidiary of its operating partnership, completed the disposition of its membership interest in the Courtyard – Parsippany and its membership interest in the Residence Inn - Baton Rouge for approximately $23.4 million, excluding transaction costs, or approximately $12.2 million, net of $11.2 million of debt which was assumed by the subsidiaries of the Joint Venture as part of the transaction, pursuant to two separate contribution agreements, each dated as of February 11, 2015, entered into with Lightstone II through the Joint Venture.

On June 10, 2015, the Company, through a wholly owned subsidiary of its operating partnership, completed the disposition of its membership interest in the Aloft – Rogers, its membership interest in the Fairfield Inn – Jonesboro and its membership interest the Holiday Inn Express - Auburn for an aggregate acquisition price of approximately $28.0 million, excluding transaction costs, or approximately $12.9 million, net of $15.1 million of debt which was assumed by the subsidiaries of the Joint Venture as part of the transaction, pursuant to three separate contribution agreements, each dated as of June 10, 2015, entered into with Lightstone II through the Joint Venture.

The three transactions completed on January 29, 2015, February 11, 2015 and June 10, 2015 described above represent 10 of the 11 limited service hotels to be disposed of by the Company previously approved by the Board of Directors.

Pro Forma Financial Statements

During the first quarter of the Company’s fiscal year ended December 31, 2015, the Hotel Portfolio met the criteria to be classified as held for sale in the Company’s consolidated financial statements. The operating results of the Hotel Portfolio were classified as discontinued operations in the consolidated statements of operations for the three months ended March 31, 2015 and 2014. Additionally, the associated assets and liabilities of the Hotel Portfolio were classified as held for sale in the consolidated balance sheet as of December 31, 2014. Also, during the first quarter of 2015 the Company completed the disposition of 7 of the 11 hotel hospitality properties contained in the Hotel Portfolio and the remaining 4 hotel hospitality properties are classified as held for sale in the consolidated balance sheet as of March 31, 2015. Since the assets and liabilities of the Hotel Portfolio have already been reflected as either held for sale or disposed of in the Company’s historical consolidated balance sheets as of March 31, 2015 and December 31, 2014 and reflected as discontinued operations in the Company’s historical consolidated statements of operations for the three months ended March 31, 2015 and 2014, the Company prepared unaudited pro forma condensed consolidated financial statements for each of the three years in the three-year period ended December 31, 2014.

The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of the Company after giving effect to the sale of the Hotel Portfolio, and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal of the Hotel Portfolio by the Company as if it had occurred on January 1, 2012. The unaudited pro forma condensed consolidated financial statements were derived by adjusting the historical financial statements of the Company for the removal of revenues and expenses associated with the Hotel Portfolio and the pro forma adjustments described in the footnotes.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed on May 14, 2015.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated results of operations that would have actually been reported had the disposition occurred on January 1, 2012, nor is it necessarily indicative of the Company’s future consolidated results of operations. The unaudited pro forma condensed consolidated financial statements are based upon estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for the purposes of developing this pro forma information.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Twelve Months Ended December 31, 2014
	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Revenues:
Rental income	$77,338	$(34,726)	-		$42,612
Tenant recovery income	4,709	-	-		4,709
Other service income	11,449	(1,481)	-		9,968

Total revenues	93,496	(36,207)	-		57,289

Expenses:
Property operating expenses	51,068	(23,076)	-		27,992
Real estate taxes	5,218	(1,601)	-		3,617
Impairment loss on long-lived assets	4,456	(4,456)	-		-
General and administrative costs	7,101	(394)	(576	)(a)	6,131
Depreciation and amortization	16,250	(4,212)	-		12,038

Total operating expenses	84,093	(33,739)	(576)		49,778

Operating income	9,403	(2,468)	576		7,511

Mark to market adjustment on derivative financial
instruments	(240)	41	-		(199)
Interest and dividend income	13,975	(3)	-		13,972
Interest expense	(19,408)	3,916	-		(15,492)
Gain on disposition of unconsolidated affiliated real estate entities	4,418	-	-		4,418
Gain on disposition of real estate, net	9,114	-	-		9,114
Gain on sale of marketable securities	1,445	-	-		1,445
Income from investments in unconsolidated affiliated real estate entities	821	-	-		821
Other income, net	990	(77)	-		913

Net income from continuing operations	20,518	1,409	576		22,503
Net income from discontinued operations	1,687	-	-		1,687

Net income	22,205	1,409	576		24,190
Less: net income attributable to noncontrolling interests	(1,329)	-	-		(1,329)

Net income attributable to common shares	$20,876	$1,409	576		$22,861

Basic and diluted earnings per common share:
Continuing operations	$0.74	$0.05	0.02		$0.82
Discontinued operations	0.07	-	-		0.07
Net earnings per common share	$0.81	$0.05	0.02		$0.89

Weighted average number of common shares outstanding, basic and diluted	25,795	25,795	25,795		25,795

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Twelve Months Ended December 31, 2013
	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Revenues:
Rental income	$59,021	$(23,110)	-		$35,911
Tenant recovery income	5,123	-	-		5,123
Other service income	9,418	(926)	-		8,492

Total revenues	73,562	(24,036)	-		49,526

Expenses:
Property operating expenses	42,947	(15,476)	-		27,471
Real estate taxes	4,749	(1,192)	-		3,557
General and administrative costs	10,544	(3,831)	(340	)(a)	6,373
Depreciation and amortization	11,810	(2,496)	-		9,314

Total operating expenses	70,050	(22,995)	(340)		46,715

Operating income	3,512	(1,041)	340		2,811

Mark to market adjustment on derivative financial
instruments	444	43	-		487
Interest and dividend income	10,248	(2)	-		10,246
Interest expense	(16,857)	1,926	-		(14,931)
Gain on disposition of unconsolidated affiliated real estate entities	1,200	-	-		1,200
Gain on sale of marketable securities	14,124	-	-		14,124
Loss from investments in unconsolidated affiliated real estate entities	(1,524)	-	-		(1,524)
Other income, net	1,890	8	-		1,898

Net income from continuing operations	13,037	934	340		14,311
Net income from discontinued operations	3,265	-	-		3,265

Net income	16,302	934	340		17,576
Less: net income attributable to noncontrolling interests	(1,388)		-		(1,388)

Net income attributable to common shares	$14,914	$934	340		$16,188

Basic and diluted earnings per common share:
Continuing operations	$0.41	$0.03	0.01		$0.46
Discontinued operations	0.12	-	-		0.11
Net earnings per common share	$0.53	$0.03	0.01		$0.57

Weighted average number of common shares outstanding, basic and diluted	28,310	28,310	28,310		28,310

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Twelve Months Ended December 31, 2012
	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Revenues:
Rental income	$34,176	$(2,451)	-		$31,725
Tenant recovery income	5,150	-	-		5,150
Other service income	7,864	(143)	-		7,721

Total revenues	47,190	(2,594)	-		44,596

Expenses:
Property operating expenses	25,367	(1,664)	-		23,703
Real estate taxes	3,766	(201)	-		3,565
General and administrative costs	7,882	(1,019)	(55	)(a)	6,808
Depreciation and amortization	8,465	(215)	-		8,250

Total operating expenses	45,480	(3,099)	(55)		42,326

Operating income	1,710	505	55		2,270

Mark to market adjustment on derivative financial
instruments	(13,485)	-	-		(13,485)
Interest and dividend income	14,509	(661)	-		13,848
Interest expense	(12,677)	-	-		(12,677)
Gain on disposition of unconsolidated affiliated real estate entities	120,607	-	-		120,607
Bargain purchase gain	4,800	(4,800)	-		-
Loss on sale of marketable securities	(339)	-	-		(339)
Income from investments in unconsolidated affiliated real estate entities	728	-	-		728
Other income, net	1,642	5	-		1,647

Net income from continuing operations	117,495	(4,951)	55		112,599
Net income from discontinued operations	2,451	-	-		2,451

Net income	119,946	(4,951)	55		115,050
Less: net income attributable to noncontrolling interests	(11,625)	-	-		(11,625)

Net income attributable to common shares	$108,321	$(4,951)	55		$103,425

Basic and diluted earnings per common share:
Continuing operations	$3.54	$(0.17)	-		$3.37
Discontinued operations	0.08	-	-		0.08
Net earnings per common share	$3.62	$(0.17)	-		$3.45

Weighted average number of common shares outstanding, basic and diluted	29,941	29,941	29,941		29,941

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per share/unit data and where indicated in millions)

Note 1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial statements of Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Company”) have been prepared based on the historical statement of operations for the Company for the each of the years in the three-year period ended December 31, 2014 after giving effect to the adjustments and assumptions described below.

The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company have been made.

The ongoing activity presented in these pro forma financial statements represents the Company’s assets, liabilities, revenues and expenses that reflect the disposition of the Company’s Hotel Portfolio. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

Note 2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma financial statements have been prepared as if the disposition was completed as of January 1, 2012 and reflects the following pro forma adjustment:

a)	To add back the asset management fees paid by the Company with respect to the Hotel Portfolio.

Note 3.	Unaudited Pro Forma Earnings Per Share Data

Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of the Company for each of the three years in the three-year period ended December 31, 2014.